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                                                                   EXHIBIT 10.39


                   AMENDMENT NO. 1 TO MERCURY AIR GROUP, INC.
                      1998 LONG-TERM INCENTIVE OPTION PLAN
                  BY SPECIAL MEETING OF THE BOARD OF DIRECTORS
                                 AUGUST 22, 2000



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                                 Amendment No. 1

                             Mercury Air Group, Inc.
                      1998 Long-Term Incentive Option Plan


WHEREAS, the Paragraph 11(a) of the Corporation's 1998 Directors Stock Option Plan currently specifically exempts Seymour Kahn under the change in control provision; and

WHEREAS, Seymour Kahn has sold his shares of the Corporation's stock to CFK Partners, a General Partnership under the Uniform Partnership Act of the State of Illinois; and

WHEREAS, in accordance with section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, the Board deems it necessary of the Corporation to amend the Corporation's 1998 Directors Stock Option Plan

NOW, THEREFORE, BE IT RESOLVED, that the 1998 Directors Stock Option Plan of the Corporation are hereby amended as follows:

1. Paragraph 11 (a) of the 1998 Directors Stock Option Plan is hereby amended to read in its entirety as follows:

11a) any "person"( as such is used in Section 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934) other than CFK Partners, a General Partnership under the Uniform Partnership Act of the State of Illinois is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 50 percent or more of the total voting power of the Company's then outstanding stock;



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